Exhibit 10.1

EXECUTION VERSION

GENERATE PPL SPV I, LLC

555 De Haro Street, Suite 300

San Francisco, CA 94107

June 2, 2021

Plug Power Inc.

Emerging Power Inc.

Emergent Power Inc.

Plug Power Hydrogen Holdings, Inc.

Plug Power ELX Holdings, Inc.

United Hydrogen Group Inc.

Giner ELX Sub, LLC

968 Albany Shaker Road

Latham, NY 12110

Attention: Paul Middleton

Re:	Loan and Security Agreement – Consent and Tenth Amendment to Loan and Security Agreement

Ladies and Gentlemen:

We refer to that certain Loan and Security Agreement, dated as of March 29, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of March 29, 2019, the Second Amendment to Loan and Security Agreement, dated as of August 6, 2019, the Third Amendment to Loan and Security Agreement, dated as of September 6, 2019, the Fourth Amendment to Loan and Security Agreement, dated as of November 27, 2019, as amended by the Fifth Amendment to Loan and Security Agreement, dated as of May 6, 2020, the Sixth Amendment to Loan and Security Agreement, dated as of May 13, 2020, the Seventh Amendment to Loan and Security Agreement, dated as of June 18, 2020, the Eighth Amendment to Loan and Security Agreement, dated as of June 22, 2020 and the Ninth Amendment to Loan and Security Agreement, dated as of July 9, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Letter Agreement (as defined below), the “Loan Agreement”), among PLUG POWER INC., a Delaware corporation (“Plug Power”), EMERGING POWER INC., a Delaware corporation (“Emerging”), EMERGENT POWER INC., a Delaware corporation (“Emergent”) and the other Borrowers from time to time party thereto (collectively, “Borrower” or “you”), and GENERATE PPL SPV I, LLC, as assignee of Generate Lending, LLC (“Lender”, “we” or “us”), as lender.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement. This letter is referred to as this “Letter Agreement” and this Letter Agreement shall be a Loan Document.

Plug Power France Transaction – Consent

You have informed us that, on or around the date hereof, (i) on or around the date hereof Plug Power will enter into a joint venture agreement with Renault SAS (together with its wholly-owned subsidiaries, “Renault SAS”) for the purpose of documenting your and their industrial cooperation, (ii) you will form a wholly-owned subsidiary organized under the laws of France (“Plug Power France SAS”)), (iii) you, indirectly through Plug Power France SAS, and Renault will form a joint venture corporation organized under the laws of France (“JV France SAS”), which will be owned 50% by you (indirectly through Plug Power France SAS) and 50% by Renault, and (iv) you will invest (A) initial cash capital in JV France SAS of approximately € 2 million and (B) from time to time, additional cash capital proportionate to your ownership interest in JV France SAS, determined by you and Renault to be necessary, appropriate or advisable to support the development, operations and activities of JV France SAS.   The transactions described in the preceding sentence, together with such ancillary activities and actions required or advisable to effect and consummate such transactions are referred to, collectively, as “Plug Power France Transactions”.

We agree that, notwithstanding anything to the contrary in the Loan Agreement, (i) the Investments contemplated under the Plug Power France Transactions, whether direct or indirect, whether is cash or otherwise and whether as capital stock or other equity or debt interest, in Plug Power France SAS and / or JV France SAS are and shall be deemed to be “Permitted Investments” so long as such Investments do not, without our prior consent, exceed € 80 million in the aggregate during the term of the Loan Agreement, (ii) JV France SAS shall be deemed to be not a Subsidiary of Plug Power or any of its Subsidiaries, (iii) Borrowers are not required (A) to take any action under the laws of France to create or perfect (or take similar actions) the Lien granted by the Borrowers in the capital stock of Plug Power France SAS or (B) to deliver certificates evidencing such capital stock to Lender, except if an Event of Default has occurred and is continuing, upon Lender’s demand therefor, and (iv) for the avoidance of doubt, so long as Plug Power owns directly or indirectly through one or more Borrowers the capital stock of Plug Power France SAS, nothing in the Loan Agreement shall prohibit a transfer of such capital stock from any Borrower to any other Borrower.

YW Investment  - Consent

You have informed us that in accordance with the terms of that certain Loan Agreement (the “Development Loan Agreement”) between a newly formed Delaware limited liability company, which will be a direct or indirect wholly-owned subsidiary of Plug Power, (“Plug Power Capital”), a controlled subsidiary of the clean energy sponsor previously identified to you and the project company previously identified to you, which is a Delaware limited liability company (“Specified Project Company”), Plug Power Capital will lend to Specified Project Company one or more term loans with an aggregate principal amount that will not exceed $75,000,000 on the terms set forth in the Development Loan Agreement (the transactions contemplated under the Development Loan Agreement, including making such loan and exercising the rights and remedies in its capacity as the collateral agent and lender contemplated thereunder and under the “Collateral Documents” as defined in therein, the “Specified Development Investment”).

We agree that, notwithstanding anything to the contrary in the Loan Agreement, the Specified

Development Investment is and shall be deemed to be a “Permitted Investment” so long as the maximum amount advanced by Plug Power Capital (or Plug or any of its Subsidiaries) under the Development Loan Agreement does not exceed 110% of the maximum amount set forth in the immediately preceding paragraph (excluding any amounts advanced or deemed advanced in the exercise of any rights or remedies of the collateral agent or the lender under the Development Loan Agreement or any “Transaction Document” as defined therein).

We agree that this Letter Agreement shall constitute all required notice under the Loan Agreement of the fact that Plug Power Capital has been formed and is a Subsidiary of Plug Power.   Plug Power Capital shall be required to become a “Borrower” under the Loan Agreement, execute a Joinder Agreement and grant Liens in favor of Lender in accordance with Section 7.14 of the Loan Agreement by not later than the later of June 30, 2021 and 15 Business Days following the effective date of the Development Loan Agreement.  Notwithstanding anything to the contrary in the Loan Agreement, including Sections 3.2 or 7.14 thereof, the Borrowers shall not be required to deliver to the Lender (1) any promissory note or other instrument evidencing the Indebtedness under the Development Loan Agreement or (2) any possessory collateral received by the Borrowers or their Subsidiaries in connection with the Specified Development Investment, except if an Event of Default has occurred and is continuing, upon Lender’s demand therefor as a result of the exercise of remedies pursuant to Section 10 of the Loan Agreement.

Cash Capital Expenditures – Tenth Amendment

We agree that the Loan Agreement is hereby amended as of the date written above to delete (i) Section 7.23 of the Loan Agreement in its entirety and (ii) in Section 1.1 of the Loan Agreement, the definitions of each of “Capital Expenditures”, “Cash Capital Expenditures” and “Cash Capital Expenditure Basket Amount”.

Miscellaneous

Notwithstanding the execution and delivery of this Letter Agreement by us, the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect in all respects without amendment or modification except as expressly modified hereby, and Borrower hereby reaffirms its obligations under the Loan Agreement and under each of the other Loan Documents to which it is a party.  This Letter Agreement shall not constitute an amendment, waiver of, or consent to the noncompliance with, any term or condition set forth in the Loan Agreement or any other Loan Document, except as expressly provided herein.

Borrower shall, to the extent required by Section 11.10 of the Loan Agreement, pay all fees and expenses of Lender in connection with the negotiation, preparation, execution and delivery of this Letter Agreement (including, without limitation, the fees and expenses of counsel to Lender), regardless of whether the Amendment becomes effective.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS.

This Letter Agreement may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Delivery by any party to this Letter Agreement of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Letter Agreement were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of page intentionally blank; signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Letter Agreement on the date first written above.

GENERATE PPL SPV I, LLC

By:	/s/ Matan Friedman
Name:	Matan Friedman
Title:	Manager

CONSENT AND TENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

Accepted and Agreed,

PLUG POWER INC.

By:	/s/ Paul Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

EMERGING POWER INC.

By:	/s/ Paul Middleton
Name:	Paul B. Middleton
Title:	Treasurer

EMERGENT POWER INC.

By:	/s/ Paul Middleton
Name:	Paul B. Middleton
Title:	Treasurer

PLUG POWER HYDROGEN HOLDINGS, INC.

By:	/s/ Paul Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

PLUG POWER ELX HOLDINGS, INC.

By:	/s/ Paul Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

CONSENT AND TENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

UNITED HYDROGEN GROUP INC.

By:	/s/ Paul Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

GINER ELX SUB, LLC

By:	/s/ Paul Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

CONSENT AND TENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE